Exhibit 99.3

                       FOURTH AMENDMENT AND WAIVER TO
                              CREDIT AGREEMENT

     This Fourth Amendment and Waiver to Credit Agreement, dated as of January 8, 2002 (this "Amendment"), is among ROHN INDUSTRIES, INC., a Delaware corporation (the "Parent"), each of the Parent's domestic Subsidiaries, as borrowers (together with the Parent, collectively the "Borrowers"), the Parent and each of the Parent's domestic Subsidiaries, as guarantors (the "Guarantors", and together with the Borrowers, collectively the "Credit Parties" and each a "Credit Party"), LASALLE BANK NATIONAL ASSOCIATION, as lender ("LaSalle"), NATIONAL CITY BANK, as lender ("NCB"), Firstar Bank, as lender ("Firstar"), Comerica Bank, as lender ("Comerica"), Associated Bank, N.A., as lender ("Associated Bank", and together with LaSalle, NCB, Firstar and Comerica, collectively the "Lenders"), LaSalle, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and NCB, as syndication agent for the Lenders (in such capacity, the "Syndication Agent", and together with the Administrative Agent, the "Agents"). Capitalized terms used in this Amendment and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement (as defined below).

                          PRELIMINARY STATEMENTS:
                          ----------------------

     1. The Credit Parties, the Lenders and the Agents are parties to the Credit Agreement dated as of March 8, 2001 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), under which the Lenders provided the Borrowers with, among other things, a $65,000,000 credit facility.

     2. The Lenders have extended credit to the Borrowers under the Credit Agreement as evidenced by, among other things, the Notes evidencing the Revolving Loans dated as of November 19, 2001 and made by the Borrowers in favor of the Lenders in the principal amount of $35,000,000 and the Notes evidencing the Term Loans (the "Existing Term Loan Notes") dated as of November 19, 2001 and made by the Borrowers in favor of the Lenders in the original principal amount of $30,000,000.

     3. The Credit Parties and the Lenders have agreed to amend and restate the Existing Term Loan Notes to modify the repayment schedule for the Term Loan.

     4. The Credit Parties have requested that the Lenders amend the Credit Agreement to, among other things, (a) incorporate the amendments to the Existing Term Loan Notes, (b) modify certain covenants of the Credit Agreement, (c) modify the Revolving Maturity Date, (d) modify the percentages under and add another Level to the definition of Applicable Margin and (e) modify certain financial and non-financial covenants, all on the terms and subject to the conditions of this Amendment.

     5. The Credit Parties have requested that the Lenders waive any Event of Default arising from the Credit Parties' noncompliance with certain financial covenants contained in the Credit Agreement.

                                 AGREEMENT:

     In consideration of the premises and the mutual agreements contained in this Amendment, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Credit Parties and the Lenders agree as follows:

     SECTION 1. AMENDMENT TO CREDIT AGREEMENT.
                -----------------------------

     1.1 On the date this Amendment becomes effective, after satisfaction by the Credit Parties of each of the conditions set forth in Section 7 (the "Effective Date"), Section 1.1 of the Credit Agreement is amended by deleting the definition of "Additional Term Loan Payments" from such
Section in its entirety.

     1.2 On the Effective Date, Section 1.1 of the Credit Agreement is further amended by deleting the definition of "Applicable Margin" from such
Section in its entirety and replacing it as follows:

          Applicable Margin means, as of any date of determination, a percentage per annum determined by reference to the Level in effect at such time, as set forth below:

                             Applicable Margin:
                             -----------------
                                                Eurodollar Rate
                                                  (Reserve
Level     Letter of Credit Fee  Commitment Fee    Adjusted)      Base Rate
-----     --------------------  --------------    ---------      ---------

Level I           3.50%              0.50%          3.50%          1.25%
Level II          3.25%              0.50%          3.25%          1.00%
Level III         3.00%              0.50%          3.00%          0.75%
Level IV          2.75%              0.50%          2.75%          0.50%

          For the period from January 8, 2002 through August 15, 2002, the Applicable Margin shall be determined by reference to Level I. Thereafter, the Applicable Margin shall change upon receipt of a compliance certificate delivered pursuant to Section 10.1(D) of this Agreement.

     1.3 On the Effective Date, Section 1.1 of the Credit Agreement is further amended by deleting the definition of "Fixed Charges" from such
Section in its entirety and replacing it as follows:

          Fixed Charges means, for the Parent and its Subsidiaries for any period determined on a consolidated basis in accordance with GAAP, the sum of (i) Net Interest Expense plus (ii) the aggregate fixed amounts payable under Capital Leases plus (iii) any scheduled installments of principal of Debt plus (iv) Capital Expenditures plus (v) cash taxes paid plus (vi) cash dividends and other distributions declared by the Parent or any of its Subsidiaries (excluding dividends paid to the Parent or any Credit Party).

     1.4 On the Effective Date, Section 1.1 of the Credit Agreement is further amended by deleting the definition of "Level" from such Section in its entirety and replacing it as follows:

          Level means any of Level I, Level II, Level III and Level IV. "Level I" means that the Total Debt to EBITDA Ratio for the relevant Computation Period is greater than or equal to 3.00 to 1.00. "Level II" means that the Total Debt to EBITDA Ratio for the relevant Computation Period is greater than or equal to 2.00 to 1.00 and less than 3.00 to 1.00. "Level III" means that the Total Debt to EBITDA Ratio for the relevant Computation Period is greater than or equal to
     1.50 to 1.00 and less than 2.00 to 1.00. "Level IV" means that the Total Debt to EBITDA Ratio for the relevant Computation Period is less than 1.50 to 1.00. Any change in a Level will be made upon receipt by the Administrative Agent of the applicable compliance certificate delivered under Section 10.1(D) and will be effective three Business Days thereafter.

     1.5 On the Effective Date, Section 1.1 of the Credit Agreement is further amended by deleting the definition of "Net Worth" from such Section in its entirety and replacing it as follows:

          Net Worth means, at any time, the sum, without duplication, of
     (i) the consolidated net worth of the Parent and its Subsidiaries determined in accordance with GAAP plus (ii) to the extent taken, an amount not to exceed $5,000,000 representing noncash after-tax charges related to the asset impairment write-down of the Parent's Casa Grande facility.

     1.6 On the Effective Date, Section 1.1 of the Credit Agreement is further amended by deleting the definition of "Revolving Commitment Amount" from such Section in its entirety and replacing it as follows:

          Revolving Commitment Amount means (i) for the period until September 29, 2002, $35,000,000, (ii) for the period from September 30, 2002 until October 30, 2002, $32,000,000 and (iii) for the period from October 31, 2002 and continuing thereafter, $30,000,000, as such amount may be reduced from time to time pursuant to Section 6.1.

     1.7 On the Effective Date, Section 1.1 of the Credit Agreement is further amended by deleting the definition of "Revolving Maturity Date" from such Section in its entirety and replacing it as follows:

         Revolving Maturity Date means June 30, 2003.
         -----------------------

     1.8 On the Effective Date, Section 1.1 of the Credit Agreement is further amended by deleting the definition of "Total Debt to EBITDA Ratio" from such Section in its entirety and replacing it as follows:

          Total Debt to EBITDA Ratio means, at any date of determination, the ratio of (i) the aggregate outstanding principal amount of all Debt of the Parent and its Subsidiaries to (ii) EBITDA for the Computation Period most recently ended, all as determined on a consolidated basis in accordance with GAAP. Notwithstanding the foregoing, the Total Debt to EBITDA Ratio, at any date of determination for any Computation Period including the Fiscal Quarter ending December 31, 2001, means the ratio of (x) the aggregate outstanding principal amount of all Debt of the Parent and its Subsidiaries to (y) the sum of (1) EBITDA plus (2) an amount up to $3,600,000 in cash severance charges that were incurred during the fourth Fiscal Quarter of Fiscal Year 2001, all as determined on a consolidated basis in accordance with GAAP.

     1.9 On the Effective Date, Section 3.1 of the Credit Agreement is amended by deleting such Section in its entirety and replacing it as follows:

          3.1 Notes. The Loans of each Lender shall be evidenced by a promissory note (each, a "Note") substantially in the form set forth in Exhibits A-1 and A-2, with appropriate insertions, payable to the order of such Lender in a face principal amount equal to the sum of such Lender's Percentage of the Revolving Commitment Amount plus the principal amount of such Lender's Term Loan. Each Note shall be payable to the order of the applicable Lender in an amount equal to the aggregate unpaid principal amount of all of such Lender's Loans, as follows:

          (A) each Revolving Loan of such Lender shall be repaid in full on the Revolver Termination Date; and

          (B) each Term Loan of such Lender shall be repaid (i) in a quarterly installment on the last Business Day of the calendar quarter ending December 31, 2001, with such installment to be equal to such Lender's Percentage of $1,500,000, (ii) in monthly installments on the last Business Day of each month commencing with the month ending January 31, 2002 through and including the month ending December 31, 2002, with such installments to be equal to such Lender's Percentage of $500,000, and (iii) in monthly installments on the last Business Day of each month commencing with the month ending January 31, 2003 and continuing through and including the month ending May 31, 2003, with such installments to be equal to such Lender's Percentage of $750,000, and (iv) a final installment on June 30, 2003 in an amount equal to such Lender's Percentage of the remaining aggregate outstanding amount of the Term Loans.

     1.10 On the Effective Date, Section 10.1 of the Credit Agreement is amended by deleting subsection (D) of Section 10.1 in its entirety and replacing it as follows:

          (D) Compliance Certificates. Contemporaneously with the furnishing of a copy of each annual audit report pursuant to
               Section 10.1(A) and each set of quarterly statements pursuant to Section 10.1(B), a duly completed compliance certificate in the form of Exhibit B, with appropriate insertions, dated the date of such annual report or such quarterly statements and signed by a Responsible Officer of the Parent, containing a computation of each of the financial ratios and restrictions set forth in Sections 10.6(A), 10.6(B), 10.6(C), 10.6(D), 10.6(E)(xvii), 10.6(F), evidence of compliance with the covenants contained in Sections 10.7, 10.9 and 10.10 of this Agreement, and to the effect that such officer has not become aware of any Default or Event of Default that has occurred and is continuing or, if there is any such event, describing it and the steps, if any, being taken to cure it.

     1.11 On the Effective Date, Section 10.1 of the Credit Agreement is further amended by adding new subsection (K) of Section 10.1 as follows:

          (K) EBITDA Compliance Certificates. Promptly when available and in any event within 20 days after the end of each month of each Fiscal Year commencing with Fiscal Year 2002, a duly completed compliance certificate in form and substance reasonably satisfactory to the Agents signed by a Responsible Officer of the Parent and containing a computation of the financial covenant set forth in Section 10.6(E)(v) through Section 10.6(E)(xvi).

     1.12 On the Effective Date, Section 10.1 of the Credit Agreement is further amended by adding new subsection (L) of Section 10.1 as follows:

          (L) Additional Compliance Certificate. Promptly when available and in any event on or before January 30, 2002, a duly completed compliance certificate in form and substance satisfactory to the Agents signed by a Responsible Officer of the Parent and containing a computation of the financial covenants set forth in Sections 10.6(G) and 10.6(H).

     1.13 On the Effective Date, Section 10.6 of the Credit Agreement is amended by deleting subsection (A) of Section 10.6 in its entirety and replacing it as follows:

          (A) Fixed Charge Coverage Ratio. Not permit the Fixed Charge Coverage Ratio of the Parent and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, to be less than: (i) 1.10 to 1.00 at any time during the Computation Periods commencing on the Initial Closing Date and ending with the Fiscal Quarter ending September 30, 2001; (ii) 1.15 to 1.00 at any time during the Computation Period ending with the Fiscal Quarter ending December 31, 2001; (iii) 0.35 to 1.00 at any time during the Fiscal Quarter ending March 31, 2002; (iv) 0.75 to 1.00 as of the end of the two consecutive Fiscal Quarters ending June 30, 2002; (v) 0.85 to 1.00 as of the end of the three consecutive Fiscal Quarters ending September 30, 2002;
     (vi) 0.90 to 1.00 as of the end of the Computation Period ending December 31, 2002; and (vii) 1.00 to 1.00 at any time during the Computation Period ending March 31, 2003.

     1.14 On the Effective Date, Section 10.6 of the Credit Agreement is amended by deleting subsection (B) of Section 10.6 in its entirety and replacing it as follows:

          (B) Net Worth. Not permit Net Worth at any time to be less than an amount equal to (i) $78,400,000 minus (ii) an amount equal to the sum of (a) the aggregate reduction to shareholders equity of the Parent directly resulting from the Repurchase (determined in accordance with GAAP) plus, to the extent not included in the preceding clause (a), (b) the aggregate amount of fees, costs, and expenses expensed as a charge by the Parent in the first and second Fiscal Quarter of Fiscal Year 2001 in connection with the Repurchase and the Refinancing plus (iii) for each Fiscal Quarter ending after December 31, 1999, an amount equal to the greater of (x) 75% of Consolidated Net Income for such Fiscal Quarter and (y) zero.

     1.15 On the Effective Date, Section 10.6 of the Credit Agreement is further amended by deleting subsection (C) of Section 10.6 in its entirety and replacing it as follows:

          (C) Total Debt to EBITDA Ratio. Not permit during any Computation Period set forth below the Total Debt to EBITDA Ratio to be greater than the ratio set forth below for such Computation Period:

          Computation                        Total Debt to
          Period Ending                      EBITDA Ratio
          -------------                      ------------

          March 31, 2001                     2.50 to 1.00
          June 30, 2001                      2.50 to 1.00
          September 30, 2001                 2.50 to 1.00
          December 31, 2001                  2.50 to 1.00
          March 31, 2002                     3.25 to 1.00
          June 30, 2002                      6.70 to 1.00
          September 30, 2002                 6.60 to 1.00
          December 31, 2002                  3.45 to 1.00
          March 31, 2003                     3.00 to 1.00

     1.16 On the Effective Date, Section 10.6 of the Credit Agreement is further amended by deleting subsection (D) of Section 10.6 in its entirety and replacing it as follows:

          (D) Capital Expenditures. Not permit the aggregate amount of all Capital Expenditures made by the Parent and its Subsidiaries to exceed
     (i) $17,800,000 during the 2001 Fiscal Year and (ii) $2,000,000 during each Fiscal Year commencing with Fiscal Year 2002 and continuing thereafter.

     1.17 On the Effective Date, Section 10.6 of the Credit Agreement is further amended by deleting subsection (E) of Section 10.6 in its entirety and replacing it as follows:

          (E) EBITDA. Not permit EBITDA of the Parent and its Subsidiaries, determined on a consolidated basis, to be less than: (i) $34,000,000 at any time during the Computation Period ending March 31, 2001; (ii) $36,000,000 at any time during the Computation Period ending June 30, 2001; (iii) $40,000,000 at any time during the Computation Period ending September 30, 2001; (iv) $40,000,000 at any time during the Computation Period ending December 31, 2001; (v) negative $250,000 as of the end of the month ending January 31, 2002; (vi) $300,000 as of the end of the two consecutive months ending February 28, 2002; (vii) $1,000,000 as of the end of the three consecutive months ending March 31, 2002; (viii) $2,500,000 as of the end of the four consecutive months ending April 30, 2002; (ix) $3,500,000 as of the end of the five consecutive months ending May 31, 2002; (x) $5,000,000 as of the end of the six consecutive months ending June 30, 2002; (xi) $5,900,000 as of the end of the seven consecutive months ending July 31, 2002; (xii) $7,200,000 as of the end of the eight consecutive months ending August 31, 2002; (xiii) $8,600,000 as of the end of the nine consecutive months ending September 30, 2002; (xiv) $10,000,000 as of the end of the ten consecutive months ending October 31, 2002;
     (xv) $10,800,000 as of the end of the eleven consecutive months ending November 30, 2002; (xvi) $11,200,000 as of the end of the twelve consecutive months ending December 31, 2002; and (xvii) $11,800,000 as of the end of the Computation Period ending March 31, 2003.

     1.18 On the Effective Date, Section 10.6 of the Credit Agreement is further amended by deleting subsection (F) of Section 10.6 in its entirety and replacing it as follows:

          (F) Asset Value. Not permit at any time the aggregate book value of the assets of all Subsidiaries that are not Credit Parties to exceed ten percent of the aggregate book value of the assets of the Parent and all of its Subsidiaries during any Fiscal Year.

     1.19 On the Effective Date, Section 10.6 of the Credit Agreement is further amended by adding new subsection (G) of Section 10.6 as follows:

          (G) EBITDA. Not permit EBITDA of the Parent and its Subsidiaries, determined on a consolidated basis and including an amount up to $3,600,000 of cash severance add backs, to be less than negative $2,500,000 for the Fiscal Quarter ending December 31, 2001.

     1.20 On the Effective Date, Section 10.6 of the Credit Agreement is further amended by adding new subsection (H) of Section 10.6 as follows:

          (H) Maximum Special Charges. Not permit special cash and non-cash charges of the Parent and its Subsidiaries, determined on a consolidated basis, to exceed an aggregate amount of $8,600,000 for the Fiscal Quarter ending December 31, 2001.

     1.21 On the Effective Date, Section 10.7 of the Credit Agreement is amended by deleting subsection (B) of Section 10.7 in its entirety and replacing it as follows:

          (B) Debt secured by Liens permitted by Section 10.8(C) or (D), and refinancings of any such Debt so long as the terms applicable to such refinanced Debt are no less favorable to the applicable Credit Party than the terms in effect immediately prior to such refinancing; provided that, the aggregate amount of all such Debt at any time outstanding shall not exceed $2,000,000;

     1.22 On the Effective Date, Section 10.7 of the Credit Agreement is further amended by deleting subsection (C) of Section 10.7 in its entirety and replacing it as follows:

          (C) Capital Leases relating to (i) an enterprise-wide enterprise resource planning software installation and (ii) the consolidation of the Credit Parties' engineering and design software systems, not exceeding in each case an aggregate principal amount of $1,000,000;

     1.23 On the Effective Date, Section 10.7 of the Credit Agreement is further amended by deleting subsection (K) of Section 10.7 in its entirety and replacing it as follows:

          (K) Debt of Non-United States Subsidiaries not exceeding an aggregate outstanding amount of $3,000,000;

     1.24 On the Effective Date, Section 10.9 of the Credit Agreement is amended by deleting such Section in its entirety and replacing it as follows:

          10.9 Operating Leases. Not create, incur, assume or suffer to exist any obligation as lessee for rental or hire of any real or personal property, except (a) Operating Leases existing on the date of this Agreement and any extensions, renewals, replacements or substitutions thereof or (b) other Operating Leases if the aggregate amount of fixed rentals under all such Operating Leases does not exceed $500,000 during any Fiscal Year.

     1.25 On the Effective Date, Section 10.10 of the Credit Agreement is amended by deleting such Section in its entirety and replacing it as follows:

          10.10 Restricted Payments. Not, and not permit any Subsidiary to,
     (a) issue any equity securities of any Credit Party other than the Parent in an offering of equity securities registered under the Securities Act of 1933, (b) make any distribution (other than distributions payable in capital stock or options, warrants, or other rights to purchase capital stock) to any shareholder of the Parent in respect of capital stock of the Parent or (c) purchase or redeem any of their equity interests or any warrants, options or other rights in respect of such equity interests except upon termination of employment, death or disability of employees and officers of the Parent or another Credit Party. Notwithstanding the foregoing, (i) any Credit Party or any Subsidiary may make dividends to or purchase or redeem any equity interests held by any Credit Party, (ii) any Subsidiary that is not a Credit Party may make dividends to or purchase or redeem any equity interests held by any Credit Party or any Subsidiary and (iii) the Parent may make distributions to or purchase or redeem equity interests from any shareholder required in connection with the Repurchase up to an aggregate amount of $55,000,000.

     1.26 On the Effective Date, Section 10.11(A) of the Credit Agreement is amended by deleting clause (vi) from such subsection in its entirety and replacing it as follows:

          (vi) (a) the sale of the Parent's Casa Grande facility with the prior written consent of the Agents, which consent shall not be unreasonably withheld or delayed and (b) other Asset Sales for which the sole consideration received is cash of assets with an aggregate fair market value not exceeding $1,000,000 from and after the Initial Closing Date;

     1.27 On the Effective Date, Section 10.11(A) of the Credit Agreement is further amended by deleting clause (vii) of such subsection in its entirety and replacing it as follows:

          (vii) transfers resulting from any casualty or condemnation of property with an aggregate fair market value of up to $500,000; and

     1.28 On the Effective Date, Section 10.20 of the Credit Agreement is amended by deleting subsection (D) of Section 10.20 in its entirety and replacing it as follows:

          (D) Investments by a Credit Party or by any of the Subsidiaries in a Subsidiary that is not a Credit Party up to an aggregate amount not to exceed a $2,000,000 net increase from and after the Initial Closing Date;

     1.29 On the Effective Date, Section 10.20 of the Credit Agreement is amended by deleting subsection (I) of Section 10.20 in its entirety.

     1.30 On the Effective Date, Section 10.20 of the Credit Agreement is further amended by renaming subsection (J) of Section 10.20 to subsection
(I) and by adding the word "and" to the end of such subsection.

     1.31 On the Effective Date, Section 10.20 of the Credit Agreement is further amended by deleting subsection (K) of Section 10.20 in its entirety.

     1.32 On the Effective Date, Section 10.20 of the Credit Agreement is further amended by renaming subsection (L) of Section 10.20 to Subsection
(J).

     SECTION 2. WAIVER.
                ------

     2.1 Waiver. (a) On the Effective Date, the Lenders waive any Event of Default under Section 12.1(D) of the Credit Agreement due solely to the Credit Parties' noncompliance with the financial covenants set forth in Sections 10.6(E) for the period ending September 30, 2001.

     (b) On the Effective Date, the Lenders waive any Event of Default under Section 12.1(D) of the Credit Agreement due solely to the Credit Parties' noncompliance with the financial covenants set forth in Sections 10.6(A), 10.6(C) and 10.6(E) up through and including December 31, 2001.

     (c) On the Effective Date, the Lenders waive any Event of Default under Section 12.1(E) of the Credit Agreement due solely to the Credit Parties' noncompliance with the representation and warranty set forth in
Section 9.5 through the Effective Date.

     (d) On the Effective Date, the Lenders waive any Event of Default under Section 12.1(J) through the Effective Date.

     2.2 Other. Other than as set forth in Section 2.1 of this Amendment, nothing in this Amendment should in any way be deemed (a) a waiver of any Event of Default or (b) an agreement to forbear from exercising any remedies with respect to any Event of Default.

     SECTION 3. AMENDMENTS TO EXISTING NOTES.
                ----------------------------

     3.1 Amendment to Existing Term Loan Notes. On the Effective Date, the Existing Term Loan Notes shall be amended, restated and replaced in their entirety by the Third Amended and Restated Term Notes of even date with this Amendment (the "Third Amended Term Notes"), made by the Borrowers in favor of the Lenders in the aggregate original principal amount of $30,000,000.

     3.2 Return of Existing Term Loan Notes. On the Effective Date and after receipt of its Third Amended Term Note, each Lender will mark its respective Existing Term Loan Note evidencing the amount of such Lender's Term Loan "superceded" and return it to the Borrowers.

     SECTION 4. AMENDMENTS TO SCHEDULES.
                -----------------------

     On the Effective Date, Schedule 2.1(A) to the Credit Agreement is deleted and replaced in its entirety with Schedule 2.1(A) to this Amendment.

     SECTION 5. ACKNOWLEDGEMENT.
                ---------------

     The Credit Parties acknowledge that an Event of Default has occurred and is continuing under Section 12.1(D) of the Credit Agreement due to the Credit Parties' violation of the financial covenant set forth in Section 10.6(E) of the Credit Agreement for the Computation Period ending September 30, 2001 (the "Existing Default"). As a result of the Existing Default and pursuant to Section 4.7 of the Security Agreement, the Credit Parties transferred dominion and control over the Deposit Account to the Administrative Agent under the Deposit Account Control Agreement dated as of November 19, 2001 (the "Control Agreement"). Notwithstanding the Control Agreement, the Credit Parties hereby agree and acknowledge that the Administrative Agent's dominion and control over the Deposit Account shall remain in full force and effect. The Credit Parties further agree and acknowledge that the failure of the Administrative Agent to retain dominion and control over the Deposit Account shall constitute an Event of Default under the Credit Agreement.

     SECTION 6. REPRESENTATIONS AND WARRANTIES.
                ------------------------------

     To induce the Lenders to enter into this Amendment and to extend further credit under the Credit Agreement, as amended by this Amendment, the Credit Parties represent and warrant to the Lenders that:

     6.1 Due Authorization; No Conflict; No Lien; Enforceable Obligation. The execution, delivery and performance by each Credit Party of this Amendment and the other documents described in Section 7.2 of this Amendment that the Credit Parties are a party to (collectively, the "Amendment Documents") are within its corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental, regulatory or other approvals (if any is required), do not and will not contravene or conflict with any provision of (a) any law, (b) any judgment, decree or order or (c) its articles or certificate of incorporation, bylaws or trust documents and do not and will not contravene or conflict with, or cause any lien to arise under, any provision of any agreement or instrument binding upon any Credit Party or upon any of its property. This Amendment, the Credit Agreement, as heretofore amended and as amended by this Amendment, and the Notes, as amended by this Amendment, are the legal, valid and binding obligations of each Credit Party, enforceable against it in accordance with its respective terms.

     6.2 Representations and Warranties. As of the Effective Date, the representations and warranties of the Credit Parties contained in the Credit Agreement, as heretofore amended and as amended by this Amendment, are true and correct, except to the extent that such representations and warranties relate solely to an earlier date.

     6.3 No Default. Other than as set forth in Section 2.1 to this Amendment, no Default or Event of Default has occurred and is continuing or would result from the execution or delivery of this Amendment or any other Amendment Document.

     SECTION 7. CONDITIONS TO EFFECTIVENESS.
                ---------------------------

     The effectiveness of the amendments contemplated by this Amendment is subject to the following:

     7.1 Representations and Warranties. The representations and warranties of the Credit Parties contained in this Amendment are true and correct as of the Effective Date.

     7.2 Documents and Fees. The Lenders have received all of the following, each duly executed and dated, or received, by such date as is satisfactory to the Administrative Agent in form and substance satisfactory to the Agents:

          (A) Fourth Amendment and Waiver to Credit Agreement. This Amendment executed by each Credit Party, the Agents and all Lenders;

          (B) Amendment Fee. An amendment fee paid to the Administrative Agent for the account of each Lender party hereto equal to the product of each such Lender's Commitment times 0.25 percent; and

          (C) Other. Such other documents as the Agents may reasonably request.

     SECTION 8. MISCELLANEOUS.
                -------------

     8.1 Captions. The recitals to this Amendment (except for definitions) and the section captions used in this Amendment are for convenience only and do not affect the construction of this Amendment.

     8.2 Governing Law; Severability. THIS AMENDMENT IS A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. Wherever possible, each provision of this Amendment must be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment is prohibited by or invalid under such law, such provision is ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

     8.3 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart is deemed to be an original, but all such counterparts together constitute but one and the same Amendment. The Credit Parties and the Lenders agree to accept facsimile counterparts.

     8.4 Successors and Assigns. This Amendment is binding upon the Credit Parties, the Lenders and their respective successors and assigns, and inures to the sole benefit of the Credit Parties, the Lenders and their successors and assigns. A Credit Party cannot assign its rights or delegate its duties under this Amendment.

     8.5 Revival of Obligations. If all or any part of any payment under or on account of the Credit Agreement, the other Loan Documents, this Amendment or any agreement, instrument or other document executed or delivered by the Credit Parties in connection with this Amendment is invalidated, set aside, declared or found to be void or voidable or required to be repaid to the issuer or to any trustee, custodian, receiver, conservator, master, liquidator or any other person pursuant to any bankruptcy law or pursuant to any common law or equitable cause then, to the extent of such invalidation, set aside, voidness, voidability or required repayment, such payment would be deemed to not have been paid, and the obligations of the Credit Parties in respect thereof shall be immediately and automatically revived without the necessity of any action by the Lenders.

     8.6 References. From and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference in the Credit Agreement or any other Loan Document to the Credit Agreement, the Notes or to any term, condition or provision contained "thereunder", "thereof", "therein", or words of like import, mean and are a reference to the Credit Agreement or the Notes (or such term, condition or provision, as applicable) as amended, supplemented, restated or otherwise modified by this Amendment or the Third Amended Term Notes, as applicable.

     8.7 Continued Effectiveness. Notwithstanding anything contained in this Amendment to the contrary, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Credit Agreement. The Credit Parties and the Lenders expressly do not intend to extinguish the Credit Agreement. Instead, it is the express intention of the Credit Parties and the Lenders to reaffirm the indebtedness created under the Credit Agreement. The Credit Agreement, as amended by this Amendment, remains in full force and effect and the terms and provisions of the Credit Agreement are ratified and confirmed.

     8.8 Costs, Expenses and Taxes. The Credit Parties and the Lenders affirm and acknowledge that Section 15.5 of the Credit Agreement applies to this Amendment and the transactions and agreements and documents contemplated under this Amendment.

                [Remainder of page intentionally left blank]


 Delivered at Chicago, Illinois, as of the date and year first above written.

                                      CREDIT PARTIES:

                                 ROHN INDUSTRIES, INC.
                                 ROHN INSTALLATION SERVICES, INC.
                                 ROHN ENCLOSURES, INC.
                                 ROHN, INC.
                                 ROHN PRODUCTS, INC.
                                 ROHN CONSTRUCTION, INC.
                                 FOLDING CARRIER CORP.
                                 ROHN FOREIGN HOLDINGS, INC.
                                 UNR REALTY, INC.


                                 By:/s/ Brian B. Pemberton
                                    -----------------------------------------
                                  Name:  Brian B. Pemberton
                                  Title: President and Chief Executive Officer
                                        (for each of the foregoing entities)


                                 ADMINISTRATIVE AGENT:

                                 LASALLE BANK NATIONAL ASSOCIATION

                                 By: /s/ James J. Hess
                                     ----------------------------------------
                                   Name:  James J. Hess
                                   Title: Vice President



                                 SYNDICATION AGENT:

                                 NATIONAL CITY BANK

                                 By: /s/ Timothy T. Fogerty
                                     ----------------------------------------
                                   Name:  Timothy T. Fogerty
                                   Title: Vice President



                                 LENDERS:

                                 LASALLE BANK NATIONAL ASSOCIATION

                                 By: /s/ James J. Hess
                                     ----------------------------------------
                                   Name:  James J. Hess
                                   Title: Vice President


                                 NATIONAL CITY BANK

                                By: /s/ Timothy T. Fogerty
                                     ----------------------------------------
                                   Name:  Timothy T. Fogerty
                                   Title: Vice President


                                 FIRSTAR BANK

                                 By: /s/ Timothy Fossa
                                     ----------------------------------------
                                   Name:  Timothy Fossa
                                   Title: Vice President


                                 COMERICA BANK

                                 By: /s/ Felicia Maxwell
                                     ----------------------------------------
                                   Name:  Felicia Maxwell
                                   Title: Account Officer


                                 ASSOCIATED BANK, N.A.

                                 By: /s/ Joseph J. Gehrke
                                     ----------------------------------------
                                   Name:  Joseph J. Gehrke
                                   Title: Assistant Vice President